               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                  OSICOM TECHNOLOGIES, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                     [Logo]

                                                   December 1, 1999


                      NOTICE OF     DEAR FELLOW SHAREHOLDERS:
                    1999 ANNUAL
                PROXY STATEMENT     We cordially invite you to attend the Meeting of the Shareholders of Osicom
                     WEDNESDAY,     Technologies, Inc. (the 'Company') to be held at 9:00 a.m. on Wednesday,
                JANUARY 5, 2000     January 5, 2000, at the Miramar Sheraton, 101 Wilshire Boulevard, Santa Monica,
                   AT 9:00 A.M.     California.
                    THE MIRAMAR
                       SHERATON     The purposes of this meeting are to elect a Board of four (4) directors,
                   101 WILSHIRE     authorize an increase to the number shares available under the Company's stock
                      BOULEVARD     option plan, and ratify the appointment of auditors. These matters are described
                   SANTA MONICA     in the accompanying Notice of Meeting and Proxy Statement.
                     CALIFORNIA
                                    The Board of Directors recommends that Shareholders vote in favor of each proposal. We encourage all Shareholders to participate by voting their shares by
                                    Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Annual Meeting, you may still vote in person.

                                    Sincerely,

                                    /s/ PAR CHADHA
                                    PAR CHADHA
                                    Chairman and Chief Executive Officer


                                     [Logo]

                            ------------------------
                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                            ------------------------

                            To be held on January 5, 2000

     Notice is hereby given that the Annual Meeting of Shareholders (the 'Meeting') of Osicom Technologies, Inc. (the 'Company') will be held at the Miramar Sheraton, 101 Wilshire Boulevard, Santa Monica, California on January 5, 2000 at 9:00 a.m. Pacific Time, for the following purposes:

        1. To elect a Board of Directors of four (4) persons to serve until the 2000 Annual Meeting of Shareholders or until a successor is duly elected and qualified.

        2. To consider and vote upon a proposal to approve the Company's Amended and Restated 1997 Incentive and Non-Qualified Stock Option Plan, which incorporates amendments, among other things, to increase from 1,000,000 to 1,500,000 the number of shares of the Company's common stock that may be issued thereunder.

        3. To approve the appointment of BDO Seidman, LLP as the Company's independent auditors.

        4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on December 1, 1999 will be entitled to notice of and to vote at the Meeting.

     Whether or not you intend to attend the Meeting, please complete, date and sign the enclosed Proxy and return it promptly in the enclosed postage-paid envelope. Your Proxy will be revocable, either in writing or by voting in person at the Meeting, at any time prior to its exercise.

                                              By Order of the Board of Directors

                                                /s/ CHRISTOPHER E. SUE
                                                CHRISTOPHER E. SUE

Santa Monica, California                        Secretary
December 1, 1999

                           OSICOM TECHNOLOGIES, INC.
                                2800 28TH AVENUE
                         SANTA MONICA, CALIFORNIA 90405

                         ------------------------------
                                PROXY STATEMENT
                         ------------------------------

              ANNUAL MEETING OF SHAREHOLDERS TO BE JANUARY 5, 2000

                              GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Osicom Technologies, Inc. (the 'Company'), a New Jersey corporation, for use at the Company's Annual Meeting of Shareholders (the 'Annual Meeting') to be held on January 5, 2000, and any adjournment or postponements thereof, pursuant to notice of the meeting. The approximate date on which this proxy material is first to be sent to shareholders is December 1, 1999.

WHO CAN VOTE

     Only holders of record of the Company's common stock, par value $.30 per share (the 'Common Stock') at the close of business on December 1, 1999, are entitled to vote at the Annual Meeting. As of December 1, 1999, the Company had outstanding and entitled to vote 11,107,666 shares of common stock with par value $0.30 per share. The 8,888 shares of common stock in the Company's treasury on that date will not be voted.

HOW YOU CAN VOTE BY PROXY

     If you are a registered stockholder (you hold your stock in your own name), you may vote by one of the following methods:

           PROXY CARD, by completing and mailing the enclosed proxy card;

           TELEPHONE VOTING, by dialing 1-800-PROXIES and following the enclosed instructions for telephone voting;

           VIA THE INTERNET, by going to the web address
           HTTP://WWW.VOTEPROXY.COM and following the enclosed instructions for Internet voting.

     If you return your signed proxy card or use the telephone or Internet voting before the Annual Meeting, we will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. See 'Item 1. Election of Directors.' For each of the other items, you may vote 'FOR,' 'AGAINST,' or 'ABSTAIN' from voting.

     If you do not specify on your proxy card or through internet or telephone prompts how you want to vote your shares, we will vote them 'for' the election of director nominees, 'for' the amendments to the 1997 Incentive and Non-Qualified Stock Option Plan, and 'for' ratification of the independent auditors.

     If your shares are held in 'street name' (through a broker or other nominee), you will need to contact your broker or other nominee to determine whether you will be able to vote electronically via the Internet or by telephone.

HOW YOU MAY REVOKE OR CHANGE YOUR VOTE

     You can revoke your proxy at any time before it is voted at the Annual Meeting by:

          (1) Sending written notice of revocation to the Secretary; or

          (2) Submitting another proper proxy with a more recent date that that of the proxy first given by (i) following the Internet voting instructions, or (ii) following the telephone voting instructions, or (iii) by signed and returning a proxy card to the Company; or

          (3) Attending the Annual Meeting and voting in person.

     Another person at the meeting may also represent you by executing a proper proxy designating that person.

     Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to the Inspector of Election at or before the taking of the vote. A shareholder may be requested to present such documents as shall be reasonably requested for the purpose of establishing such shareholder's identity.

QUORUM, VOTING REQUIREMENTS AND EFFECT OF ABSTENTIONS AND NON-VOTES

     At the Annual Meeting, Inspectors of Election will determine the presence of a quorum and tabulate the results of the voting by the shareholders. The holders of one-third of the total number of outstanding shares of Common Stock that are entitled to vote at the Meeting must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the Annual Meeting. The Inspectors will treat properly executed proxies marked 'abstain' or require to be treated as 'non-votes' as present for purposes of determining whether there is a quorum at the Annual Meeting. A 'non-vote' occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the Beneficial Owner.

     The four nominees for director who receive a plurality of the votes cast by the holders of the Common Stock in person or by proxy at the Annual Meeting will be elected. All other matters will require the approval of a majority of the votes cast by the holders of Common Stock in person or by proxy at the Annual Meeting. Abstentions and non-votes will have the same effect as a vote against the proposals to adopt the Amended and Restated 1997 Incentive and Non-Qualified Stock Option Plan and to ratify the appointment of the independent auditors.

COSTS OF SOLICITATION

     The Company will bear the cost of preparing, printing, and mailing material in connection with this solicitation of proxies. In addition to mailing material, regular employees of the Company may make solicitations personally and by telephone. The Company is required to reimburse brokerage firms, banks, and others for their reasonable out-of-pocket expenses, including clerical expenses, related to forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

ANNUAL REPORT

     The Annual Report on Form 10-K of the Company for the fiscal year ended January 31, 1999, containing audited financial statements for such year, and Quarterly Update for the 2nd Quarter ended July 31, 1999 is enclosed with this Proxy Statement. This Proxy Statement and the enclosed Proxy are being sent to the shareholders of the Company on or about December 1, 1999.

     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING, YOU ARE REQUESTED TO PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     According to the Company's By-Laws, the Board of Directors is composed of four (4) to nine (9) members. At each Annual Meeting, all directors will be elected to serve for one year expiring on the date of the Annual Meeting of Shareholders the following year. Each director elected will continue in office until a successor has been elected or until resignation or removal in the manner provided by the Company's By-Laws. The names of the nominees for the Board of Directors are listed below. Shares represented by a properly executed proxy in the accompanying form will be voted for such nominees. However, discretionary authority is reserved to vote such shares in the best judgment of the persons named in the event that any person or persons other than the nominees listed below are to be voted on at the meeting due to the unavailability of any nominee so listed.

     All persons named below are directors of the Company at the present time. There are no family relationships between any nominee, director or executive officer of the Company.

                          NOMINEES FOR ONE YEAR TERMS

     Par Chadha, 44, has been Chief Executive Officer of the Company since November 1996. Mr. Chadha founded the Company in 1981 and has been a director for the Company since that time. He served as President and Chief Executive Officer of the Company from July 1981 through May 1993, and as Chairman from July 1981 through June 1996. Mr. Chadha was a director and Chairman of Builders' Warehouse Association, Inc. from March 1995 through September 1996. Mr. Chadha was a director of Saratoga Brands, Inc. from January 1995 through July 1995. He was Chairman, President and Chief Executive Officer of Oxford Acquisitions Group, Inc. from 1994 to 1998. Mr. Chadha is also a director of Rand Research Corporation, RII Partners, Inc., and RT Investments, Inc., which are privately held companies.

     Xin Cheng, Ph.D., 43, has been President and director of the Company since September 1995, and was Secretary from June 1993 to February 1997. Dr. Cheng holds a Ph.D. in electrical engineering from the University of California, Irvine. From 1988 to 1990, Dr. Cheng served as Senior Staff Scientist and from 1990 to 1993 as Director of Advanced Technology for the Company. Dr. Cheng is responsible particularly for business and technology development of the Company's photonic transmission products.

     Leonard N. Hecht, 63, has been a director of the Company since June 1996. Since 1994, he has been President of Chrysalis Capital Group, an investment banking company specializing in mergers, acquisitions and financing that he founded. From 1987 to 1993, Mr. Hecht was Managing Director of the Investment Banking Group and head of the Technology Assessment Group of Houlihan Lokey Howard & Zukin, a financial advisory firm. From 1984 to 1987, Mr. Hecht was the Vice Chairman of the Board and Chief Executive Officer of Quantech Electronics Corp., a diversified publicly held electronics company. Prior to joining Quantech, Mr. Hecht was a founding principal of Xerox Development Corporation, a wholly owned subsidiary of the Xerox Corporation. Xerox Development Corporation was active in strategic planning, mergers and acquisition, divestitures, licensing, joint ventures and venture investing for the Xerox Corporation.

     Renn Zaphiropoulos, 73, became a director of the Company on March 25, 1998. Mr. Zaphiropoulos also serves as a director of Optical Coating Laboratories, Inc. and a director and consultant to a number of private, development stage high-tech firms. Mr. Zaphiropoulos is presently an Adjunct Professor of Business at Southern Utah University and is a frequent lecturer on a variety of management subjects at the University of California at Santa Clara, Harvard Business School, Columbia University and Stanford University. Mr. Zaphiropoulos is a pioneer in the development of the electrostatic writing techniques for the production of hard copy. In 1969 he co-founded Versatec which was merged into Xerox Corporation in December 1975.

                          INFORMATION CONCERNING BOARD

     The Board of Directors met 3 times in fiscal 1999. No director attended fewer than 75% of the meetings of the Board of Directors. In addition, the Board acted by unanimous consent 9 times during fiscal 1999. In addition, the Board of Directors regularly consults by telephone and in person.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for reviewing the Company's audited financial statements, meeting with the Company's independent accountants to review the Company's internal controls and financial management practices and examining all agreements or other transactions between the Company and its directors and officers (other than those compensation functions assigned to the Compensation Committee) to determine whether such agreements or transactions are fair to the Company's shareholders. Messrs. Hecht and Powell, who has not been nominated for re-election to the Board of Directors, currently serve on the Audit Committee.

     The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers, reviewing overall company-wide compensation plans and administering the Company's stock option plans. Messrs. Hecht, Zaphiropoulos and Chadha currently serve on the Compensation Committee.

DIRECTOR COMPENSATION

     Each director who is not an employee of the Company or its subsidiaries receives $1,000 for each Board of Directors or committee meeting attended. Directors who serve as the chairman of a committee receive an additional $500 for each committee meeting attended. All directors are reimbursed for expenses incurred in attending Board of Directors and committee meetings. The 1997 Directors Stock Option Plan provides for an automatic grant on the date an individual joins the Board of Directors of an option to purchase 11,667 shares of common stock and an automatic grant on the day following the Company's Annual Meeting of an option to purchase 8,333 shares to each individual who is elected to the Board of Directors at such meeting. The price of the options is the fair market price of the Company's common stock on the date the option is granted. Each option becomes exercisable ratably over the 12 months following the grant date. Directors who are employees of the Company or its subsidiaries receive no additional compensation or options for serving on the Board of Directors or any committee.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 30, 1999, regarding the ownership of the Common Stock by (i) each Director of the Company; (ii) each of the executive officers named in the Summary Compensation Table, following; (iii) each person known to the Company to beneficially own 5% or more of Common Stock; and (iv) all Directors and executive officers of the Company as a group. Except as indicated, all persons named as beneficial owners of Common Stock have sole voting and investment power with respect to the shares indicated as beneficially owned by them.

                                                                    COMMON STOCK
                                                           ------------------------------
                                                           NUMBER OF       PERCENTAGE OF
               NAME OF BENEFICIAL OWNER(A)                  SHARES         OUTSTANDING(J)
               ---------------------------                  ------         --------------
Par Chadha ..............................................    563,535(B)          5.7%
  2800 28th Street, Suite 100
  Santa Monica, CA 90405
Leonard Hecht ...........................................    110,000(C)          1.1%
  2800 28th Street, Suite 100
  Santa Monica, CA 90405
Humbert B. Powell III ...................................    115,050(D)          1.2%
  2800 28th Street, Suite 100
  Santa Monica, CA 90405
Xin Cheng ...............................................    350,735(E)          3.5%
  2800 28th Street, Suite 100
  Santa Monica, CA 90405
Christopher E. Sue ......................................     18,932(F)           *
  2800 28th Street, Suite 100
  Santa Monica, CA 90405
Arthur Trakas ...........................................     35,319(G)           *
  2800 28th Street, Suite 100
  Santa Monica, CA 90405
Renn Zaphiropoulos ......................................     47,501(H)           *
  2800 28th Street, Suite 100
  Santa Monica, CA 90405
All Directors and executive officers as a group..........  1,241,072(I)         11.3%

------------

*   Less than 1%

 (A) All information with respect to beneficial ownership of the shares is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided by such beneficial owners to the Company.

 (B) Includes shares and options held in the name of R II Partners, Inc. and Rand Research Corporation and exercisable options to acquire 228,499 shares of common stock. Mr. Chadha owns, directly and indirectly, 100% of the outstanding capital stock of R II Partners, Inc. Does not include 89,097 shares and exercisable options to acquire 350,001 shares held by his wife, their two children and RT Investments, Inc., in which shares and options Mr. Chadha disclaims beneficial ownership. Mr. Chadha has neither investment nor voting power with respect to such shares and options.

 (C) Includes shares and options held in the name of Chrysalis Capital Group and exercisable options to acquire 81,669 shares of common stock. Mr. Hecht owns, directly and indirectly, 100% of the outstanding capital stock of Chrysalis Capital Group.

 (D) Includes shares, options and warrants held in the name of HMS Advisors, LLC. and exercisable options to acquire 83,335 shares of common stock. Mr. Powell owns, directly and indirectly, 50% of the outstanding capital stock of HMS Advisors, LLC.

 (E) Includes exercisable options held by Dr. Cheng to acquire 251,508 shares of common and exercisable options to acquire 51,493 shares of common stock held as custodian or trustee for minor children, as to which beneficial ownership is disclaimed.

 (F) Includes exercisable options held by Mr. Sue to acquire 18,612 shares of common stock.

 (G) Includes exercisable options held by Mr. Trakas to acquire 30,557 shares of common stock.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (H) Includes exercisable options held by Mr. Zaphiropoulos to acquire 32,501 shares of common stock.

 (I) Includes exercisable options to acquire 805,674 shares of common stock.

 (J) For each beneficial owner, the 'Percentage of Outstanding' equals each owner's actual holdings of shares plus shares represented by unexercised options and warrants held, divided by total shares outstanding of the Company at September 30, 1999, of 9,705,391 plus the unexercised options and warrants detailed above of the referenced holder only. In other words, individual percentages of the listed holders will not add to the group total because the calculations are made separately for each holder.

                              CERTAIN TRANSACTIONS

     During fiscal 1998, the Company made 8% demand loans totaling $165,000 to Chrysalis Capital Group; 20,408 shares of the Company's common stock collateralized the loans. There was no accrued and unpaid interest at January 31, 1999. During fiscal 1999, the Company paid $25,000 in fees for assistance in obtaining the amended loan and security agreement for a subsidiary to Chrysalis Capital Group with such amount applied to the accrued interest and principal due the Company. The loans including accrued interest were paid in full during April 1999. Leonard Hecht, Director, owns directly and indirectly 100% of the outstanding capital stock of Chrysalis Capital Group.

     During May 1997, 279,207 warrants exercisable at $5.638 held by R II Partners, Inc. and 279,207 warrants exercisable at $5.638 held by Brite Lite Industries, Inc. were exercised in cashless transactions. Of the $1,877,000 liability representing the difference between the closing price of the Company's common shares at exercise and the exercise price of $1,567,000 was paid in cash with the remaining $310,000 balance applied to amounts due the Company under indemnification agreements. Par Chadha, Chairman and Chief Executive Officer, owns directly and indirectly 100% of the outstanding capital stock of R II Partners, Inc. Barry Witz, a former director of the Company, owns directly and indirectly 100% of the outstanding capital stock of Brite Lite Industries, Inc.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following tables set forth the annual compensation for both individuals who served as the Company's Chief Executive Officer ('CEO') for the fiscal year ended January 31, 1999, and for the four most highly compensated executive officers of the Company, other than the CEO, who were serving as executive officers at the end of our fiscal year whose salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                      ----------------------------------   -----------------------------------
                                                               OTHER       RESTRICTED   SECURITIES   LONG-TERM       ALL
                                                               ANNUAL        STOCK      UNDERLYING   INCENTIVE      OTHER
                                       SALARY     BONUS     COMPENSATION    AWARD(S)     OPTIONS       PLAN      COMPENSATION
 NAME AND PRINCIPAL POSITION   YEAR     ($)        ($)          ($)           ($)          (#)        PAYOUTS        ($)
 ---------------------------   ----   --------   --------   ------------   ----------   ----------   ---------   ------------
Par Chadha, Chairman,          1999    147,500          0           0               0    349,164            0             0
  Chief Executive Officer....  1998     60,000          0           0               0     16,667            0             0
                               1997          0          0           0               0     16,667            0             0
Xin Cheng, President,          1999    125,031     51,066           0               0    196,183            0             0
  Director...................  1998     90,248          0           0               0     16,667            0             0
                               1997     84,110          0           0               0     16,667            0             0
Christopher E. Sue, VP         1999    103,077          0           0               0     66,665            0             0
  Finance, Secretary.........  1998     95,000          0           0               0          0            0             0
                               1997     76,297          0           0               0      8,334            0             0
Arthur Trakas, Executive VP    1999    152,420          0           0               0     51,666            0             0
  Worldwide Sales............  1998    154,146          0           0               0          0            0             0

LONG-TERM INCENTIVE PLANS

     The Company has no long-terms incentive plans other than the 1988 and 1997 Stock Option Plans and the 1997 Directors Stock Option Plan.

OPTION GRANTS -- YEAR ENDED JANUARY 31, 1998

     The following table summarizes all grants of stock options made during the year ended January 31, 1999 to each of the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
                                    ------------------------------------------------------------
                                                                            MARKET                 POTENTIAL REALIZABLE VALUE AT
                                    NUMBER OF     % OF TOTAL    EXERCISE   PRICE ON                 ASSUMED RATES OF STOCK PRICE
                                    SECURITIES     OPTIONS      OR BASE      DATE                   APPRECIATION FOR OPTION TERM
                                    UNDERLYING    GRANTED TO     PRICE     GRANTED                              (A)
                                     OPTIONS     EMPLOYEES IN    ($/SH)     ($/SH)    EXPIRATION   ------------------------------
               NAME                 GRANTED(#)   FISCAL YEAR      (A)        (A)         DATE      0% ($)    5% ($)      10% ($)
               ----                 ----------   ------------   --------   --------   ----------   ------   ---------   ---------
Par Chadha........................     8,334         0.57%       $13.50     $12.38     9-26-2007      0        55,552     155,100
                                     340,830        23.24%       $ 7.03     $ 7.03     11-2-2008      0     1,507,111   3,819,314
Xin Cheng.........................    66,667         4.55%       $ 4.78     $12.38      8-3-2008      0       200,459     508,003
                                     129,516         8.83%       $ 7.03     $ 7.03     11-2-2008      0       572,705   1,451,346
Christopher E. Sue................     5,000         0.34%       $ 4.78     $ 4.78      8-3-2008      0        15,034      38,100
                                       5,000         0.34%       $18.00     $ 4.78      5-3-1999      0             0           0
                                       5,000         0.34%       $30.00     $ 4.78      5-3-1999      0             0           0
                                       5,000         0.34%       $45.00     $ 4.78      5-3-1999      0             0           0
                                      46,665         3.18%       $ 7.03     $ 7.03     11-2-2008      0       206,347     522,924
Arthur Trakas.....................     8,334         0.57%       $ 4.78     $ 4.78      8-3-2008      0        25,059      63,505
                                       8,334         0.57%       $18.00     $ 4.78      5-3-1999      0             0           0
                                       8,334         0.57%       $30.00     $ 4.78      5-3-1999      0             0           0
                                       8,334         0.57%       $45.00     $ 4.78      5-3-1999      0             0           0
                                      18,330         1.25%       $ 7.03     $ 7.03     11-2-2008      0        81,053     205,405

 (A) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of the Company's common stock appreciates from the date of the grant over the term of the option at rates of 5% and 10%, respectively.

     AGGREGATED OPTION EXERCISES IN 1999 AND JANUARY 31, 1999 OPTION VALUES

                                                              NUMBER OF
                                SHARES                  SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                               ACQUIRED                  UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                  ON       VALUE       AT FISCAL YEAR-END (#)           AT FY-END ($)(A)
                               EXERCISE   REALIZED   ---------------------------   ---------------------------
            NAME                 (#)        ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               --------   --------   -----------   -------------   -----------   -------------
Par Chadha...................    --         --         192,503        340,830         886,525      3,099,423
Xin Cheng....................    --         --          53,818        196,183         125,292      1,934,040
Christopher E. Sue...........    --         --           8,334         46,665               0        424,360
Arthur Trakas................    --         --          23,335         51,666          37,502        261,227

------------

 (A) Options are 'in-the-money' if, on January 31, 1999, the market price of the Common Stock ($16.125) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock covered by such options on January 31, 1999, and the aggregate exercise price of such options.

EMPLOYMENT AGREEMENTS

     The Company has a four year employment agreement with Dr. Cheng ending November 23, 2003 under which the Company is obligated to make payments of $180,000 per year; additionally, Dr. Cheng is entitled to receive a bonus equal to two years' base salary at the rate in effect at the end of the contract term if Dr. Cheng is still employed at the Company. This contract may be terminated for cause and should the Company terminate the contract without cause Dr. Cheng is entitled to receive two years' base salary at the rate then in effect. The agreement provides that, without the prior written consent of the Company, Dr. Cheng will not, directly or indirectly, either as principal, manager, agent, consultant, officer, stockholder, partner, investor, lender or employee or in any other capacity, carry on, be engaged in, or have any financial interest in any business in the United States which is in competition with the business of the Company or any of its subsidiaries or affiliates and for a period of 12 months after termination without cause he shall not, on his own behalf or on behalf of any person, firm or company, directly or indirectly, hire or solicit to hire any person who has been employed by the Company or any of its affiliates at any time during the 12-month period immediately prior to the termination of his employment.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') requires the Company's directors and executive officers and person who own more than ten percent of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (the 'Commission'). The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

     Based solely upon a review of Forms 3, Forms 4 and Forms 5 and amendments thereto furnished to the Company pursuant to Rule 16(a)(3)(e) during the year ended January 31, 1999, and written representations of certain of its directors and officers that no Forms 5 were required to be filed, the Company believes that all directors, executive officers and beneficial owners of more than 10% of the Common Stock have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee is comprised of Messrs. Hecht, Zaphiropoulos and Chadha. The Compensation Committee reviews, recommends and approves changes to the Company's compensation policies and programs and is responsible for reviewing and approving the compensation of the Chief Executive Officer and other senior officers of the Company.

     The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers and administering the Company's stock option plans.

     The Company believes that executive compensation should be based upon value returned to shareholders. The Company has developed and is developing compensation programs designed to reflect Company performance and to be competitive in the marketplace. In designing compensation programs, the Company attempts to reflect both value created for shareholders while supporting the company's strategic goals. The Company's compensation programs reflect the following themes:

           Compensation should be meaningfully related to the value created for shareholders.

           Compensation programs should support the Company's short-term and long-term strategic goal and objectives.

           Compensation programs should promote the Company's value and reward individuals for outstanding contributions to the Company's success.

           Short-term and long-term compensation should be designed to attract and retain superior executives.

     The Company's executive compensation is based upon three components, base salary, annual incentive bonuses and long-term incentives, which are intended to serve the overall compensation philosophy.

BASE SALARY

     The base salary of each executive officer is determined as a function of three principal factors: the individual's performance, the relationship of the individual's salary to similar executives in comparable companies, and increases in the individual's responsibilities, whether through promotions or otherwise.

ANNUAL INCENTIVE BONUS

     The Company's annual incentive bonuses are designed to reflect the individual officer's contribution to the profitability of the Company and any special achievements by the respective officers. Each officer's bonus is based upon the Company's performance in various areas, such as sales, profit margins, operating expenses and net income, as compared to a pre-determined plan for each officer for each year.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative five-year shareholder return (including reinvestment of dividends) on an indexed basis with the Center for Research in Security Prices ('CRSP') Index for Computer & Data Processing Services Index and Nasdaq U.S. Index. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of the Common Stock.

                              [PERFORMANCE GRAPH]

                     1/31/94      1/31/95        1/31/96     1/31/97      1/30/98     1/29/99
                     -------      -------        -------     -------      --------    -------
Osicom ...........   100.000       30.115        114.776     190.909      100.000      97.727
NASDAQ US Index ..   100.000       95.414        134.859     176.814      208.706     326.546
Nasdaq Computer ..   100.000      112.479        173.594     236.133      285.997     574.676

     This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporate this graph by reference, and shall not otherwise be deemed filed under such Acts.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT THE AFOREMENTIONED NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

                                   PROPOSAL 2
                    AMENDED AND RESTATED 1997 INCENTIVE AND
                        NON-QUALIFIED STOCK OPTION PLAN

     On November 5, 1999, the Board of Directors unanimously adopted a resolution to amend and restate the Company's 1997 Incentive and Non-Qualified Stock Option Plan ('1997 Plan') which includes an amendment to increase the number of shares of Common Stock of the Company reserved under the 1997 Plan from 1,000,000 shares to 1,500,000 shares. The Board directed that the proposed Amended and Restated 1997 Plan be submitted to a vote of the holders of all of the Company's outstanding stock. If the amended plan is approved by the holders of a majority of the Company's shares represented in person or by proxy at the Meeting, the Company's 1997 Plan will be amended and restated accordingly. A copy of the Amended and Restated Plan is attached hereto as Exhibit A.

     The proposed amendment to increase the number of shares reserved under the 1997 Plan will permit the Company to meet the outstanding commitments made to various employees with respect to the granting of incentive options under the 1997 Plan and to permit the Company to grant any additional options under the 1997 Plan in the future.

     A vote in favor of the Amended and Restated 1997 Plan by the holders of a majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, is necessary for the adoption of this proposal. If the proposed amendment is adopted by the shareholders, it will become effective on the date of the Shareholders' Meeting. The Company's financial statements, included in its 1999 Annual Report furnished to shareholders in connection with the distribution of this Proxy Statement, are incorporated in this Proxy Statement by reference.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE AMENDED AND RESTATED 1997 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY RESERVED FOR ISSUANCE THEREUNDER. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A DIFFERENT CHOICE.

                                   PROPOSAL 3
             RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The selection of independent auditors to examine the financial statements of the Company for the fiscal year ending January 31, 2000 to be transmitted or made available to shareholders and filed with the Securities and Exchange Commission is to be submitted to the meeting for ratification. BDO Seidman, LLP has been selected by the Company's Board of Directors to examine such financial statements. Although ratification by the shareholders is not required by law, the Board of Directors believes that shareholders should be given this opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the shareholders to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors would be considered by the Board in determining whether to continue the engagement of BDO Seidman, LLP. A member of BDO Seidman, LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 ANNUAL REPORT

     The Company's 1999 Annual Report on Form 10-K, including financial statements for the year ended January 31, 1999 is being distributed to all shareholders of the Company together with this Proxy Statement, in satisfaction of the requirements of the Commission. Additional copies of such report are available upon request. To obtain additional copies of such Annual Report, please contact the Company's Corporate Secretary at (310) 581-4030.

                      EXPENSES OF SOLICITATION OF PROXIES

     The Company will pay the costs of soliciting proxies. In addition to solicitation by mail, solicitations may also be made by telephone, telecopy or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing. Officers and other employees of the Company, as yet undesignated, may also request the return of proxies by telephone, telecopy or in person.

                                 OTHER BUSINESS

     It is not anticipated that any other matters will be brought before the Annual Meeting for action. If any such other matters shall properly come before the Annual Meeting, however, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, shareholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. Any shareholder of the Company who wishes to present a proposal for the inclusion in the proxy statement for action at the 2000 Annual Meeting of Shareholders must comply with the Company's By-Laws and the rules and regulations of the Commission then in effect. To be considered for inclusion in next year's proxy statement, such a proposal must be mailed to the Company at its principal executive offices at 2800 28th Street, Suite 100, Santa Monica, California 90405, Attention: Corporate Secretary, and must be received by the Company before January 31, 2000.

                                   IMPORTANT

     TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, THE COMPANY URGES YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                          By Order of the Board of Directors
                                          OSICOM TECHNOLOGIES, INC.

                                          /s/ CHRISTOPHER E. SUE
                                          CHRISTOPHER E. SUE
Santa Monica, California                  Secretary
December 1, 1999

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                           OSICOM TECHNOLOGIES, INC.
                               1997 INCENTIVE AND
                        NON-QUALIFIED STOCK OPTION PLAN

     1. PURPOSES OF PLAN. The purpose of the Osicom Technologies, Inc. 1997 Incentive and Non-Qualified Stock Option Plan, as amended and restated, (hereinafter referred to as the 'Plan') is to provide to employees and consultants of Osicom Technologies. Inc. (hereinafter referred to as the 'Corporation'), as well as employees and consultants of Subsidiary or Parent Corporations which may currently exist or be formed or acquired in the future, an opportunity for investment in the Corporation's common stock (hereinafter referred to as the 'Shares'), as an inducement for such individuals to remain with the Corporation and to encourage them to increase their efforts to make the Corporation's business more successful.

     2. EFFECTIVE DATE AND TERMINATION OF PLAN. The effective date of the Plan is September 24, 1997, the date on which the Plan was adopted by the Board of Directors of the Corporation. The Plan shall terminate on, and no option shall be granted hereunder, after September 23, 2007; provided, however, that the Board of Directors, in its discretion, may at any time prior to that date terminate the Plan; and, provided, further, that any option granted hereunder prior to the termination of the Plan shall remain exercisable in accordance with the terms of the option as in effect as of the date of termination of the Plan.

     3. ADMINISTRATION OF PLAN. The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors may, however, to the extent permissible under the Corporation's Articles of Organization, By-laws and applicable law, delegate any of its functions under this Plan to a committee of the Board of Directors or any other committee. Wherever in this Plan the term 'Board of Directors' is used, it shall be construed to mean such committee to the extent that the Board of Directors may have delegated any of its functions to said committee and only to the extent of any such delegation. The acts of a majority of the members present at any meeting of the Board of Directors at which a quorum is present, or acts approved in writing by a majority of the entire Board of Directors, shall be the acts of the Board of Directors for purposes of the Plan.

     4. ELIGIBILITY AND GRANT OF OPTIONS. Subject to the provisions of the Plan, the Board of Directors shall (i) authorize the granting of incentive stock options, non-qualified stock options or a combination of incentive stock options and non-qualified stock options (hereinafter collectively referred to as 'options' unless otherwise stated); (ii) determine and designate from time to time those employees and consultants (from the group consisting of all employees and consultants) of the Corporation, its Parent or Subsidiaries to whom options are to be granted and the number of Shares to be optioned to each employee or consultant; (iii) determine the number of Shares subject to each option; and
(iv) determine the time or times when and the manner in which each option shall be exercisable and the duration of the exercise period. In determining the eligibility of an individual to receive an option, as well as in determining the number of Shares to be optioned to any individual, the Board of Directors shall consider the position and responsibilities of the employee or consultant, the nature and value to the Corporation, Parent or Subsidiary of his or her services and accomplishments, his or her present and potential contribution to the success of the Corporation, Parent or Subsidiary, and such other factors as the Board of Directors may deem relevant. To be eligible to receive an incentive stock option or non-qualified stock option, an individual must be an employee or consultant of the Corporation, its Parent or a Subsidiary. A member of the Board of Directors shall abstain from voting on the grant of any options to himself or herself, his or her spouse or his or her children, grandchildren or parents. The grant of each option shall be subject to all the terms of the Plan and shall be confirmed by a Stock Option Agreement (in the form prescribed by the Board of Directors) which shall be executed by the Corporation and the optionee as promptly as practicable after such grant. More than one option may be granted to an individual.

     Incentive stock options shall be those options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and which the Board of Directors has specifically identified as incentive stock options in the Stock Option Agreement executed by the Corporation and the optionee. Incentive stock options may be granted only to employees of the Corporation, its Parent or a Subsidiary. In the case of incentive stock options, the aggregate fair market value, determined at the time incentive stock options are granted, of the stock with respect to which the incentive stock options are exercisable for the first time by such individual during any calendar year (under all such plans the Corporation may adopt) shall not exceed one hundred thousand dollars ($100,000.00). In the event that an incentive stock option granted pursuant to the terms of this Plan is granted to an employee who, prior to the grant, holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, its Parent or a Subsidiary ('10% Shareholder'), the option price under such grant shall be at least one hundred ten percent (110%) of the fair market value, and such option, by its terms, shall not be exercisable more than five (5) years from the date of grant.

     Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Corporation or any Parent or Subsidiary or interfere in any way with the right of the Corporation or any Parent or Subsidiary to terminate his or her employment at any time.

     5. NUMBER OF SHARES SUBJECT TO OPTIONS. The Board of Directors, prior to the time options under the Plan become exercisable, shall reserve for the purposes of the Plan a total of one million five hundred thousand (1,500,000) Shares, which Shares may be either authorized and unissued Shares, or previously issued Shares held in the treasury of the Corporation, or both. Shares subject to options granted under the Plan which remain unexercised at the expiration or termination thereof, and Shares subject to options granted under the Plan which are cancelled, may be the subject of the grant of further options. Shares reserved pursuant to this paragraph shall be adjusted to reflect changes in the Corporation's capital structure as set forth in paragraph 19 hereof.

     6. OPTION PRICE. The option price per Share shall be determined in each case by the Board of Directors and shall be set forth in the Stock Option Agreement with respect thereto. The option price per Share shall not be less than one hundred percent (100%) (or one hundred ten percent (110%) in the case of an incentive stock option granted to a 10% Shareholder) of the fair market value thereof on the date the option is granted, as determined by the Board of Directors by any reasonable method using market quotations.

     7. PERIOD OF OPTION AND WHEN EXERCISABLE. No option may be granted under this Plan whose exercise date is later than ten (10) years after the date of grant or five (5) years after the date of grant in the case of an incentive stock option granted to a 10% Shareholder. Generally, an option may be exercised only by the optionee and, subject to the provisions set forth below, only if, at all times during the period beginning on the date of the granting of such option and ending with the date of exercise of such option, the optionee is an employee or consultant of the Corporation, its Parent or a Subsidiary.

          (i) Except as otherwise provided herein, in the case of an employee or consultant who terminates employment with the Corporation, its Parent or Subsidiaries, options which are vested but unexercised as of the date of termination of said employment must be exercised within three (3) months of termination. In the case of an employee or consultant who is discharged for cause, as determined in the sole discretion of the Board of Directors, all previously vested but unexercised options shall be forfeited immediately.

          (ii) In the case of an employee or consultant who dies during the three (3) month period set forth in (i) above, options which are vested but unexercised as of the date of termination of employment must be exercised within twelve (12) months of death.

          (iii) Options which are vested but unexercised as of the date of termination of employment with the Corporation, its Parent or Subsidiaries due to death, must be exercised within twelve
                (12) months after the death of the optionee.

          (iv)  In the event that an employee becomes disabled as defined in
                Section 22(e) (3) of the Internal Revenue Code of 1986, as amended, options which are vested but unexercised as of the date of termination of employment with the Corporation, its Parent or Subsidiaries due to disability must be exercised within twelve
                (12) months following the date of termination of the optionee's said employment.

          (v) In the event an optionee's employment with the Corporation, its Parent or Subsidiaries is terminated for any reason (including, but not limited to, voluntary or involuntary termination or termination resulting from the death or disability of the optionee), all unvested options shall be immediately forfeited.

          Notwithstanding the foregoing, options may not be exercised after the original five (5) or ten (10) year term. Options may be exercised on behalf of the estate of a former employee by the person or persons entitled to do so under the optionee's will or, if the optionee shall have failed to make testamentary disposition of such option or shall have died intestate, by the optionee's legal representative or representatives. Such person, persons, representative, or representatives are hereinafter referred to as the 'Successors of an Optionee.'

     8. VESTING. Options granted under this Plan shall be exercisable in accordance with the terms of the applicable Stock Option Agreement, as determined by the Board of Directors in its discretion at the time of grant.

     9. EXERCISE OF OPTIONS. Subject to Plan restrictions and vesting, an option may be exercised, and payment in full of the option price made, by an optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be so purchased. Such notice shall state that the option price will be paid in full in cash (which, in the discretion of the Board of Directors, may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation) or other property, in the discretion of the Corporation. If the Corporation accepts a request to pay in stock of the Corporation in satisfaction of the exercise price, the fair market value of said stock shall at least equal the option price, and, in the case of incentive stock options, prior to such acceptance the Corporation must be furnished with evidence that the acquisition of said stock and its transfer in payment of the option price satisfies the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended, and other applicable law. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name of the optionee or the Successors of an Optionee and delivered to the optionee or to the Successors of an Optionee.

     10. SALE OF THE CORPORATION. In the case of a Sale of the Corporation, as herein defined, and in the discretion of the Board of Directors, options granted but unexercised shall become fully vested (100%) and exercisable for a period of twenty (20) days from the date notice of such Sale is given to the optionees. Upon the expiration of the twenty (20) day period, all then unexercised options shall be permanently cancelled. For purposes of this paragraph, a Sale of the Corporation shall be deemed to occur upon the happening of any one of the following:

          (i) A sale of all or substantially all of the Corporation's assets outside the ordinary course of business;

          (ii) An offer to purchase at least a majority of the Corporation's issued and outstanding common stock or an offer to the Corporation's shareholders to tender for sale at least a majority of the Corporation's issued and outstanding common stock, which offer is accepted or tender made with respect to at least a majority of the Corporation's issued and outstanding shares of common stock;

          (iii) The merger or consolidation of the Corporation with another corporation or entity; or

          (iv)  A dissolution or liquidation of the Corporation.

     11. EMPLOYER WITHHOLDING. In the case of non-qualified stock options, the Corporation shall be required to withhold additional income taxes attributable to that amount which is considered compensation includible in the optionee's gross income by reason of the exercise of such options. The Corporation, in its discretion, shall determine the method and amount of withholding.

     12. EXERCISE BY SUCCESSORS AND PAYMENT IN FULL. An option may be exercised, and payment in full of the option price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Board of Directors) to the Corporation specifying the number of Shares to be purchased. Such notice shall state that the option price will be paid in full in cash (which, in the discretion of the Board of Directors, may be obtained through a loan from the Corporation or from a third party and guaranteed by the Corporation), property or stock of the Corporation, as provided for in paragraph 9 hereof. As soon as practicable after receipt by the Corporation of such notice and of payment in full of the option price of all the Shares with respect to which an option has been exercised, a certificate or certificates representing such Shares shall be registered (subject to the provisions of paragraph 16 hereof) in the name or names of such Successors of an Optionee and shall be delivered to such Successors.

     13. NON-TRANSFERABILITY OF OPTION. Each option granted under the Plan shall, by its terms, be nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of his or her death; provided, however, that the Board of Directors may determine, in its discretion, to make an Option transferable, in which case such Option shall contain such additional terms and conditions as the Board of Directors deems appropriate.

     14. OTHER TERMS OF OPTION. Options granted pursuant to the Plan shall contain such other terms, provisions, and conditions not inconsistent herewith as shall be determined by the Board of Directors.

     15. REGISTRATION OF CERTIFICATES. Certificates representing Shares may be registered either in the name of the Optionee or in the name or names of the Successors of an Optionee. Designation of the appropriate form of registration of certificates shall be made in the written notice given to the Corporation upon exercise of an option.

     16. LISTING AND REGISTRATION OF SHARES. If at any time the Board of Directors shall determine, in its discretion, that the listing, registration, or qualification of any of the Shares subject to options under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of options or the purchase or issue of Shares thereunder, no further options may be granted and outstanding options may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors. The Board of Directors shall have the authority to cause the Corporation, at its expense, to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent, or approval. The Board of Directors may require that any person exercising an option hereunder shall make such representations and agreements and furnish such information as the Board of Directors deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

     17. INTERPRETATION AND AMENDMENTS. The Board of Directors may make such rules and regulations and establish such procedures for the administration of the Plan as the Board of Directors deems appropriate. The Board of Directors shall have discretionary power to construe and interpret this Plan and to determine all questions that shall arise hereunder. In the event of any dispute or disagreement as to the interpretation of this Plan or of any rule, regulation, or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board of Directors shall be final and binding upon all persons. The Board of Directors may amend this Plan, or any option outstanding under the Plan, as it shall deem advisable, provided, however, that in no event shall any such amendment adversely affect the rights of an optionee under any existing Stock Option Agreement without the consent of such optionee.

     18. INDEMNIFICATION AND EXCULPATION.

     (a) Each person who is or shall have been a member of the Board of Directors shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be or become a party or in which he or she may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof (with the Corporation's written approval) or paid by him or her in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Corporation based upon a finding of his or her lack of good faith; subject, however, to the condition that upon the institution of any such claim, action, suit, or proceeding against him or her , he or she shall in writing give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Corporation may have to indemnify him or her or hold him or her harmless.

     (b) Each member of the Board of Directors, and each officer, employee, and consultant of the Corporation, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any other appropriate person or persons. In no event shall any person who is or shall have been a member of the Board of Directors, or an officer or employee of the Corporation, be held liable for any determination made or other action taken, or any omission to act, in reliance upon any such information, or for any action (including the furnishing of information) taken, or any failure to act, if in good faith.

     19. CHANGES IN CAPITAL STRUCTURE. In the event that a dividend shall be declared upon the Shares payable in Shares, the number of Shares then subject to any option outstanding under the Plan, and the number of Shares reserved for the grant of options pursuant to the Plan but not yet subject to option, shall be adjusted by adding to each such Share the number of Shares which would be distributable in respect thereof if such Shares had been outstanding on the date fixed for determining the shareholders of the Corporation entitled to receive such Share dividend. In the event that the outstanding Shares shall be changed into or exchanged for a different number of Shares or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, split-up, combination of shares, merger, or consolidation, then there shall be substituted for each Share subject to any such option, and for each Share reserved for the grant of options pursuant to the Plan but not yet subject to option, the number and kind of Shares or other securities into which each outstanding Share shall have been so changed or for which each such Share shall have been exchanged. In the event there shall be any change, other than as specified above in this paragraph, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, then, if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for the grant of options pursuant to the Plan but not yet subject to option, and of the Shares then subject to an option or options, such adjustments shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and of each option outstanding hereunder. In the case of any such substitution or adjustment as provided for in this paragraph, the aggregate option exercise price set forth for all outstanding options for all Shares covered thereby prior to such substitution or adjustment will be the option exercise price for all shares or other securities which shall have been adjusted pursuant to this paragraph. No adjustment or substitution provided for in this paragraph shall require the Corporation to sell a fractional Share, and the total substitution or adjustment with respect to each outstanding option shall be limited accordingly. Upon any adjustment made pursuant to this paragraph, the Corporation will, upon request, deliver to the optionee or to the Successors of an Optionee a certificate setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of the option.

     20. NOTICES. All notices under the Plan shall be in writing, and if to the Corporation, shall be delivered. to the Treasurer of the corporation or mailed to its principal office, addressed to the attention of the Treasurer; and if to the optionee, shall be delivered personally or mailed to the optionee at the most recent address appearing in the records of the Corporation. Such addresses may be changed at any time by written notice to the other party.

     21. DEFINITIONS. The following terms as used in this Plan shall have the meanings set forth below:

          (a) 'Parent Corporation' or 'Parent' means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations other than the Corporation owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date. A corporation that ceases to maintain the status of a Parent on a date after the adoption of the Plan shall no longer be considered a Parent commencing as of such date.

          (b) 'Subsidiary Corporation' or 'Subsidiary' means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date. A corporation that ceases to maintain the status of a Subsidiary on a date after the adoption of the Plan shall no longer be considered a Subsidiary commencing as of such date.

                                   APPENDIX 1
                               BROKER PROXY CARD


                           OSICOM TECHNOLOGIES, INC.
                    2800 28TH STREET, SANTA MONICA, CA 90405
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher E. Sue as Proxy, with the power to appoint a substitute and hereby authorizes him to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of Osicom Technologies, Inc. (the "Company") held of record by the undersigned as of December 1, 1999, at the annual meeting of shareholders to be held on January 5, 2000 or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                             ---------------------------------
                                             WHEN PROXY IS OKAYED PLEASE SIGN
                                                     & DATE IT ABOVE

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                           OSICOM TECHNOLOGIES, INC.

                                January 5, 2000

                Please Detach and Mail in the Envelope Provided


A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.



                                                      FOR all nominees              WITHHOLD           NOMINEES: Par Chadha
                                                   listed at right (except         AUTHORITY                     Xin Cheng
                                                     as marked to the       to vote for all nominees             Leonard N. Hecht
                                                     contrary at right)         listed at right                  Renn Zaphiropoulos

1. To elect a Board                                         [ ]                       [ ]
   of Directors of
   four (4) persons
   to serve until the
   2000 Annual Meeting of Shareholders or until a
   successor is duly elected and qualified.

(INSTRUCTION: To withhold authority to vote for any individual nominee, put a line through that nominee's name at right.)

                                                       FOR         AGAINST      ABSTAIN

2. Proposal to Approve the Amended and Restated
   1997 Incentive and Non-Qualified Stock Option       [ ]           [ ]          [ ]
   Plan.

3. Proposal to Ratify the Selection of BDO
   Seidman, LLP as the Company's independent           [ ]           [ ]          [ ]
   auditors for fiscal year 2000.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof as to which discretionary authority may be granted.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO ANY BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS TO WHICH DISCRETIONARY AUTHORITY MAY BE GRANTED.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD.

Signature _______________________________ _______________________________ Date: ________, 1999
                                             SIGNATURE IF HELD JOINTLY

Note: Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, as an executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                   APPENDIX 2
                            INTERNET/PHONE PROXY CARD


                       ANNUAL MEETING OF SHAREHOLDERS of
                           OSICOM TECHNOLOGIES, INC.

                                January 5, 2000

                           PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS     [           ]

                Please Detach and Mail in the Envelope Provided

A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.



                                                      FOR all nominees              WITHHOLD           NOMINEES: Par Chadha
                                                   listed at right (except         AUTHORITY                     Xin Cheng
                                                     as marked to the       to vote for all nominees             Leonard N. Hecht
                                                     contrary at right)         listed at right                  Renn Zaphiropoulos
1. To elect a Board                                         [ ]                       [ ]
   of Directors of
   four (4) persons
   to serve until the
   2000 Annual Meeting of Shareholders or until a
   successor is duly elected and qualified.

(INSTRUCTION: To withhold authority to vote for any individual nominee, put a line through that nominee's name at right.)

                                                       FOR         AGAINST      ABSTAIN
2. Proposal to Approve the Amended and Restated
   1997 Incentive and Non-Qualified Stock Option       [ ]           [ ]          [ ]
   Plan.

3. Proposal to Ratify the Selection of BDO
   Seidman, LLP as the Company's independent           [ ]           [ ]          [ ]
   auditors for fiscal year 2000.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof as to which discretionary authority may be granted.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO ANY BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS TO WHICH DISCRETIONARY AUTHORITY MAY BE GRANTED.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD.

Signature _______________________________ _______________________________ Date: ________, 1999
                                             SIGNATURE IF HELD JOINTLY

Note: Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, as an executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.